EXHIBIT 99.2

                          CERTIFICATION PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003
                           (18 U.S.C. Section 1350)

      In connection with the accompanying Annual Report of Carrington Laboratories, Inc., (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert W. Schnitzius, Chief Financial Officer of the Company, hereby certify that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 Dated:  March 27, 2003             /s/ Robert W. Schnitzius
                                    ------------------------
                                    Robert W. Schnitzius
                                    Chief Financial Officer
                                    (principal financial and
                                    accounting officer)